UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Item 1: Report to Shareholders

U.S. Treasury Long-Term Fund	November 30, 2008

The views and opinions in this report were current as of November 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

U.S. Treasury securities produced strong returns over the last six months. The deepening credit crisis and widespread fear among investors made U.S. government securities the most popular investment, sending Treasury yields sharply lower and prices higher. Risk aversion continued to rise, with yields falling on intermediate- and long-term bonds to levels not seen in many years. Long-term yields fell almost as much as intermediate-term yields, reflecting easing concerns about elevated inflation. The T. Rowe Price U.S. Treasury Funds performed well in this period of economic uncertainty.

HIGHLIGHTS

• U.S. Treasuries produced excellent returns in the past six months, aided by investors’ flight to quality during a period of economic stress.

• The U.S. Treasury Money Fund and U.S. Treasury Long-Term Fund surpassed their Lipper benchmarks in the six-month period ended November 30, 2008, while the U.S. Treasury Intermediate-Term Fund lagged its benchmark.

• In the last six months, the money fund maintained a defensive posture, reflecting the negative credit environment. The intermediate- and long-term funds’ exposure to the GNMA and TIPS markets hurt relative performance.

• Treasuries continue to be the gold standard for risk aversion, but investors should be cautious as the sentiment could change when the economy strengthens.

ECONOMY AND INTEREST RATES

The economy fell into recession one year ago, according to the National Bureau of Economic Research, as the collapse in housing prices and the credit crisis infected the rest of the economy. Gross domestic product contracted at a 0.5% annualized rate in the third quarter of the year. Employment has dropped every month since it peaked in 2007 and saw its worst one-month decline in 34 years last November. The unemployment rate stood at a 15-year high. The Federal Reserve projects that the growth rate will be no more than 1.1% in 2009. Consumers received a rare bit of positive news. The dramatic decline in economic growth prompted energy and commodity prices to plummet to three-year lows.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Over the past six months, the Federal Reserve and the government took extraordinary steps to boost market liquidity. In that period, the Fed lowered the short-term fed funds target rate by 100 basis points (one percentage point) to 1.00% at the end of October. That marked only the second time in the last half-century that the short-term rate has been so low. (On December 16, after the end of our reporting period, the Fed dropped the federal funds rate to a range of 0% to 0.25%, the lowest rate ever. The move signaled the Fed’s increasing concern about a severe recession and a continued erosion of consumer prices.) The Fed took other steps to address liquidity concerns, including offering short-term cash loans and buying short-term debt that is the lifeblood of companies seeking to meet payroll and other regular costs. Meanwhile, the government began doling out the $700 billion financial rescue package approved by Congress and signed by the president. The Treasury Department funneled billions of dollars directly into commercial banks in an effort to unclog the credit markets. Although credit pressures have eased, banks remain reluctant to lend to each other, much less to businesses and consumers.

As shown in the graph above, Treasury bill yields and intermediate-term Treasury note yields plunged over the past six months. Long-term yields declined considerably as inflationary fears receded due to the economic slowdown. With limited room for short-term rates to decline further, the Treasury yield curve—which illustrates the relationship between the yields and maturities of government securities—began to flatten at the end of the reporting period.

MARKET NEWS

The government-approved stimulus plan that put money in the pockets of taxpayers, followed by the aggressive moves to shore up the financial system, have caused the federal government’s budget deficit to soar in fiscal 2008. The deficit is expected to reach nearly $700 billion, a staggering increase from the $163 billion at the end of fiscal 2007. The deficit is likely to exceed $1 trillion in 2008, as the incoming Obama administration will most likely seek legislation for a major spending bill designed to restore growth.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.57% for the six-month period ended November 30, 2008. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark.

Treasury bill yields have plunged to historic lows due to the unrelenting demand for the safety of Treasury securities. The Treasury has auctioned bills recently at 0.00% and bills in the secondary market have traded at negative yields. These kinds of aberrations should abate once we are past year-end, but we will still be in a very low interest rate environment for some time. In October, the Fed lowered its target for the federal funds rate to 1.00%, a decline of 100 basis points. As mentioned earlier, that was followed in December by the further cut to a range of 0% to 0.25%. For the year, the Fed had cut the fed funds rate by more than 4%.

Due to the negative credit environment and lower Treasury bill yields, the fund’s overall maturity is “neutral,” with a weighted average maturity close to the peer group average of 67 days. To enhance the liquidity of the fund and protect our shareholders’ principal, we obtained Board approval to start using repurchase agreements again. These “repos” would be overnight investments backed by Treasury-only collateral that has a market value of 102% of the value of the loan. For added assurance, we would enter into these agreements only with counterparties where we have a standardized agreement in place, and the collateral would be held at a third-party custodian.

A new funding mechanism was put in place for newly issued senior debt of banks, thrifts, and certain holding companies, with a guarantee by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP). These securities carry the “full faith and credit” guarantee of the U.S. government. The securities typically will mature in less than three-and-a-half years and offer more yield than similar maturity-matched U.S. Treasuries. If we purchase these securities, they will not exceed 15% of assets for the U.S. Treasury Long-Term Fund and 20% for the U.S. Treasury Money Fund. In addition, the funds will only invest in those credits that are on the T. Rowe Price approved list of high-quality short-term debt issuers.

As a supplement to these measures, the Board of Directors decided in early October that it would be in the best interests of the T. Rowe Price U.S. Treasury Money Fund and its shareholders to participate in the Treasury Department’s Temporary Guarantee Program for money market mutual funds. The Board took this step due to the unprecedented stress in the financial markets and the resulting concerns among investors. Currently, our expectation is that the coverage provided by this program will not be needed. However, the Board decided that participation would provide reassurance to concerned investors and reduce the likelihood of excessive redemptions. For more information about the program, please refer to page 10.

U.S. Treasury Intermediate Fund
Your fund returned a very strong 8.30% in the first half of our fiscal year. As shown in the table on page 6, the fund underperformed the Lipper benchmark and the Barclays Capital benchmark (Barclays Capital recently acquired the Lehman Brothers U.S. Treasury 4-10 Year Index, but the composition of the index remains unchanged.) Fund returns in the six-month period reflected $0.10 of dividend income. The net asset value increased to $5.92 from $5.56 six months ago.

Credit market stress increased profoundly over the last six months, as lending seized up. As we expected, this pressure caused the Treasury yield curve to steepen—in other words, the difference between short- and long-term yields increased. However, with limited room for short-term rates to decline, the yield curve has begun to flatten. We slightly decreased our exposure to intermediate-term bonds that mature in five years while increasing our exposure to longer-term bonds that mature in seven to 10 years. This positioning added the most value over the reporting period, particularly toward the end, as investors bought long bonds after reports of weaker inflation figures were announced. We kept the fund’s duration—a measure of its interest rate sensitivity—broadly in line with that of our Barclays Capital benchmark, as investors remained risk averse and the Fed continued to reduce short-term interest rates. With little expectation of any measurable economic growth in the near term, it is unlikely the Fed will begin ratcheting up rates anytime soon.

The fund reduced its allocation to Treasury inflation-protected securities (TIPS) over the summer as oil and gas prices reached new highs and headline inflation, which includes energy and food prices, reached 5.6%. Subsequently, inflation expectations receded on fears of slower growth, a recession, and the potential for disinflation (a decrease in the rate of inflation)—if not outright deflation (broadly declining prices). The fund began increasing its exposure to TIPS as valuations became more attractive, but the overall net exposure hurt relative performance.

Our investments in Government National Mortgage Association (GNMA) securities, which enhanced portfolio diversification while providing a yield advantage over comparable-maturity Treasuries, hurt performance. However, valuations remain attractive, and we have maintained our exposure to GNMA. In November, yields on GNMA bonds declined substantially as the global downturn deepened and investors began to consider the possibility of deflation. GNMA is wholly owned by the U.S. government, and GNMA securities, like Treasuries, are backed by the full faith and credit of the federal government.

U.S. Treasury Long-Term Fund
Your fund returned a sizable 13.34% in the first half of our fiscal year. As shown in the table below, the fund outperformed its Lipper peer group average but slightly lagged the Barclays Capital benchmark. (Barclays Capital recently acquired the Lehman Brothers U.S. Treasury Long Index but the composition of the index remains unchanged.) Fund performance in the last six months reflected $0.25 of dividend income and a $1.29 increase in the net asset value, from $11.74 to $13.03. We should underline that outsized returns like these are highly unusual for Treasury funds. As the economy strengthens and draws investors to other asset classes, gains like these will not necessarily be in the offing.

Early in the period, Treasuries produced strong returns as nervous investors sought a safe haven, while bonds carrying any degree of credit risk endured steep declines as investors liquidated their holdings at heavy losses. We slightly decreased our exposure to intermediate-term bonds that mature in five years, while increasing our exposure to longer-term bonds that mature in seven to 10 years. This positioning added the most value over the reporting period, particularly toward the end, as investors bought long bonds on the back of weaker inflation figures. As with the U.S. Treasury Intermediate Fund, we kept the fund’s duration broadly in line with that of our Barclays Capital benchmark, as investors remained risk averse and the Fed continued to reduce short-term interest rates. With little expectation of any measurable economic growth in the near term, it is unlikely the Fed will begin ratcheting up rates anytime soon. Yield curve positioning was also broadly neutral to the benchmark. Owning longer maturities was generally beneficial as the yield curve began to flatten and investors bought long bonds, given the weaker inflation rate.

The fund reduced its TIPS allocation over the summer as oil and gas prices reached new highs and the consumer price index rose 5.6%. Subsequently, inflation expectations receded on fears of slower growth and a recession. The fund began increasing its exposure as valuations became more attractive, but the overall exposure hurt our performance relative to the benchmark.

Our investments in GNMA securities, which enhanced portfolio diversification while providing a yield advantage over comparable-maturity Treasuries, hurt fund performance in the last six months due to our allocation. However, valuations remain attractive, and we have maintained our exposure to GNMAs. In November, yields on GNMA bonds declined substantially as the Treasury announced that it would buy large amounts of debt and securities from Fannie Mae and Freddie Mac.

OUTLOOK

We expect to be in a very low interest rate environment for some time. Our primary objective for the U.S. Treasury Money Fund will be to provide liquidity and protect shareholders’ principal. We are hopeful that, in the near term, yields on short-term Treasury securities will increase to levels that will allow the fund better flexibility and that shareholders will earn a return on their investments.

As mentioned, with limited room for short rates to decline, the Treasury yield curve has begun to flatten. This is unusual at the end of an easing cycle and points to the historic nature of the current financial and economic freeze. With limited room for additional Fed easing, we expect the central bank will pursue alternative market operations to provide stimulus. Lower yields should encourage investors to move into higher-yielding sectors that are historically cheap. As an appetite for risk returns to the market, Treasury yields will increase and Treasury bond prices will decline. We caution our shareholders that the recent extraordinary returns from intermediate- and long-term Treasury funds are not likely to be sustained.

A further decline in oil prices and a stronger dollar will continue to put pressure on the TIPS market as investors revise their inflation expectations. With the Fed likely to keep the funds rate low, we expect the recent volatility of yields to diminish and other high-quality, non-Treasury sectors to perform relatively better, such as the GNMA market. We will likely become more conservative in our interest rate posturing as U.S. Treasury yields have limited room to decline from current levels.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 10, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Treasury Long Index: An index that includes all Treasuries in the Barclays Capital U.S. Treasury Long Index that mature in 10 years or more.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index (CPI): A measure of the average price of consumer goods and services purchased by households.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPI.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

	6 Months Ended 11/30/08‡	Year Ended 5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡	5/31/04
NET ASSET VALUE						
Beginning of period	$ 11.74	$ 11.14	$ 10.98	$ 12.31	$ 11.40	$ 12.83
Investment activities						
Net investment income	0.25	0.52	0.52	0.52	0.50	0.51
Net realized and unrealized gain (loss)	1.29	0.60	0.27	(1.24)	0.98	(1.16)
Total from investment activities	1.54	1.12	0.79	(0.72)	1.48	(0.65)
Distributions						
Net investment income	(0.25)	(0.52)	(0.52)	(0.53)	(0.51)	(0.52)
Net realized gain	–	–	(0.11)	(0.08)	(0.06)	(0.26)
Total distributions	(0.25)	(0.52)	(0.63)	(0.61)	(0.57)	(0.78)
NET ASSET VALUE						
End of period	$ 13.03	$ 11.74	$ 11.14	$ 10.98	$ 12.31	$ 11.40

Ratios/Supplemental Data

Total return[(1)]	13.34%	10.15%	7.22%	(6.08)%	13.28%	(5.11)%
Ratio of total expenses to average net assets	0.55%[(2)]	0.53%	0.55%	0.63%	0.67%	0.67%
Ratio of net investment income to average net assets	4.21%[(2)]	4.41%	4.58%	4.45%	4.26%	4.31%
Portfolio turnover rate	50.0%	64.9%	33.6%	26.4%	55.7%	51.9%
Net assets, end of period (in millions)	$ 399	$ 384	$ 349	$ 230	$ 244	$ 242

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 11.6%		
U.S. Government Obligations 11.6%		
Government National Mortgage Assn.		
4.50%, 11/20/35	2,658	2,623
5.00%, 6/15/34 - 11/15/38	6,688	6,763
5.50%, 10/15/35 - 9/15/38	7,991	8,150
6.00%, 11/15/12 - 10/15/38	16,349	16,734
6.50%, 7/15/09 - 8/15/38	3,817	3,917
7.00%, 11/20/23 - 12/20/32	3,660	3,887
8.00%, 10/15/16 - 3/15/17	13	14
8.50%, 1/15/09 - 2/15/27	86	94
9.00%, 1/15/09 - 8/15/25	159	173
10.00%, 12/15/17 - 7/15/22	42	45
10.50%, 11/15/16 - 7/15/19	11	12
11.50%, 10/15/10 - 6/15/13	3	3
Government National Mortgage Assn., CMO		
5.50%, 12/20/35	730	726
6.50%, 5/20/28	821	854
Government National Mortgage Assn., CMO, VR		
4.485%, 10/16/33	1,374	1,346
4.994%, 3/16/30	1,145	1,164
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $45,596)		46,505
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 86.8%		
U.S. Treasury Obligations 86.8%		
U.S. Treasury Bonds, 4.375%, 2/15/38	9,900	11,567
U.S. Treasury Bonds, 4.50%, 2/15/36	18,250	21,333
U.S. Treasury Bonds, 4.75%, 2/15/37	33,790	41,377
U.S. Treasury Bonds, 5.375%, 2/15/31	33,000	41,307

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/08
Investment Income (Loss)	
Income	
Interest	$ 9,133
Dividend	70
Total income	9,203
Expenses	
Investment management	593
Shareholder servicing	343
Prospectus and shareholder reports	11
Custody and accounting	77
Registration	15
Legal and audit	11
Directors	3
Miscellaneous	4
Total expenses	1,057
Expenses paid indirectly	(2)
Net expenses	1,055
Net investment income	8,148
Realized and Unrealized Gain (Loss)	
Net realized gain	
Securities	8,285
Futures	2,478
Written options	101
Net realized gain	10,864
Change in net unrealized gain (loss)	
Securities	30,358
Futures	178
Written options	(149)
Change in net unrealized gain	30,387
Net realized and unrealized gain	41,251
INCREASE IN NET ASSETS FROM OPERATIONS	$ 49,399

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks the highest level of income consistent with maximum credit protection.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on November 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended November 30, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase and sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Purchased options are reflected in the accompanying Portfolio of Investments at market value. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the six months ended November 30, 2008, were as follows:

TBA Purchase Commitments During the six months ended November 30, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Other Purchases and sales of U.S. government securities aggregated $190,126,000 and $212,400,000, respectively, for the six months ended November 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2008.

At November 30, 2008, the cost of investments for federal income tax purposes was $345,658,000. Net unrealized gain aggregated $48,673,000 at period-end, of which $50,246,000 related to appreciated investments and $1,573,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At November 30, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2008, expenses incurred pursuant to these service agreements were $52,000 for Price Associates, $90,000 for T. Rowe Price Services, Inc., and $62,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2008, the fund was allocated $133,000 of Spectrum Funds’ expenses, of which $100,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2008, approximately 17% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 15, 2009